SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 10, 1998
                Date of Report (Date of Earliest Event Reported)



                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)



        Virginia                                 1-10524                            54-0857512
(State or other jurisdiction              (Commission File No.)                   I.R.S. Employer
      of incorporation)                                                        (Identification No.)



                              10 South Sixth Street
                            Richmond, Virginia, 23219
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (804) 780-2691
              (Registrant's telephone number, including area code)



                                       N/A
         (former name or former address, if changed since last report)
================================================================================

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits:

         1.1  Underwriting  Agreement,   dated  November  10,  1998,  among  the
Registrant and certain underwriters named therein.

         1.2  Underwriting  Agreement,   dated  November  10,  1998,  among  the
Registrant and certain underwriters named therein.

         1.3 Pricing Agreement, dated November 10, 1998, among the Registrant and certain underwriters named therein relating to the offer and sale of 8 1/8% Notes Due 2000.

         1.4 Pricing Agreement, dated November 10, 1998, among the Registrant and certain underwriters named therein relating to the offer and sale of 8 1/2% Monthly Income Notes Due 2008.

         4.1      Form of 8 1/8% Note Due 2000

         4.2      Form of 8 1/2% Monthly Income Note Due 2008

         23.1     Consent of Ernst & Young LLP dated November 6, 1998

         23.2     Consent of Ernst & Young LLP dated November 6, 1998

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                UNITED DOMINION REALTY TRUST, INC.
                                          (Registrant)


                                By: /s/  Robin R. Flanagan
                                   ---------------------------------
                                Name:    Robin R. Flanagan
                                Title:   Assistant Vice President, Controller --
                                         Corporate Accounting and Reporting

Dated:  November 12, 1998

                                  EXHIBIT INDEX


Exhibit No.                   Description
-------------------------     --------------------------------------------------

          1.1 Underwriting Agreement, dated November 10, 1998, among the Registrant and certain underwriters named therein.
          1.2 Underwriting Agreement, dated November 10, 1998, among the Registrant and certain underwriters named therein.
          1.3 Pricing Agreement, dated November 10, 1998, among the Registrant and certain underwriters named therein relating to the offer and sale of 8 1/8% Notes Due 2000
          1.4 Pricing Agreement, dated November 10, 1998, among the Registrant and certain underwriters named therein relating to the offer and sale of 8 1/2% Monthly Income Notes Due 2008.
          4.1                 Form of 8 1/8% Note Due 2000
          4.2                 Form of 8 1/2% Monthly Income Note Due 2008
          23.1                Consent of Ernst & Young LLP dated November 6,
                              1998
          23.2                Consent of Ernst & Young LLP dated November 6,
                              1998